Exhibit 99.1

Atomera Provides Second Quarter 2026 Results

LOS GATOS, Calif. Aug. 4, 2026 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the second quarter ended June 30, 2026.

Recent Company Highlights

•	Announced a new approach to GaN-on-Silicon that addresses a key performance barrier for RF applications
•	Continued strong progress with GAA customers
•	Growing interest from DRAM and flash memory providers

Management Commentary

“This quarter Atomera made excellent progress with customer engagements across our key target markets, in particular the advanced logic and memory segments where AI is creating the need for further performance improvements,” said Scott Bibaud, president and CEO of Atomera. ” In the past, RF designers have avoided using GaN for high volume applications because of the high cost and complexity of working with GaN on Silicon Carbide. Our breakthrough results with RF GaN on silicon have the potential to enable an entirely new class of RF devices which can now take advantage of the performance improvements GaN provides with the low cost of silicon substrates.”

Financial Results

The Company incurred a net loss of ($6.3) million, or ($0.17) per basic and diluted share in the second quarter of 2026, compared to a net loss of ($5.0) million, or ($0.17) per basic and diluted share, for the second quarter of 2025. Adjusted EBITDA (a non-GAAP financial measure) in the second quarter of 2026 was a loss of ($5.0) million compared to an adjusted EBITDA loss of ($4.0) million in the second quarter of 2025.

The Company had $38.4 million in cash, cash equivalents, and short-term investment as of June 30, 2026 compared to $19.2 million of cash and cash equivalents as of December 31, 2025.

The total number of shares outstanding was 39.0 million as of June 30, 2026.

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Second Quarter 2026 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Aug. 4, 2026

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company’s internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues thus subjecting us to all the risks inherent in an early-stage enterprise; (2) the risk that licensees or JDA customers do not advance to royalty-based manufacturing and distribution licenses; (3) our ability to add other licensees and/or JDA customers; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section “Risk Factors” included in our Annual Report on Form 10-K filed with the SEC on February 24, 2026. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

– Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	June 30,	December 31,
	2026	2025
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$15,146	$19,210
Short-term investments	23,206	–
Interest receivable	58	54
Prepaid expenses and other current assets	542	338
Total current assets	38,952	19,602

Property and equipment, net	59	60
Security deposit	14	14
Operating lease right-of-use asset	1,128	884
Financing lease right-of-use-asset	70	533

Total assets	$40,223	$21,093

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$569	$608
Accrued expenses	297	168
Accrued payroll related expenses	1,118	650
Current operating lease liability	304	147
Current financing lease liability	–	420
Deferred Revenue	–	7
Total current liabilities	2,288	2,000

Long-term operating lease liability	860	712

Total liabilities	3,148	2,712

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of June 30, 2026 and December 31, 2025	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 39,024 shares issued and outstanding as of June 30, 2026; and 32,354 shares issued and outstanding as of December 31, 2025	39	32
Additional paid in capital	291,157	260,043
Other comprehensive income (loss)	(18)	–
Accumulated deficit	(254,103)	(241,694)
Total stockholders’ equity	37,075	18,381
Total liabilities and stockholders’ equity	$40,223	$21,093

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2026	2026	2025	2026	2025
Revenue	$158	$11	$–	$169	$4
Cost of revenue	(26)	(126)	(62)	(152)	(62)
Gross margin	132	(115)	(62)	17	(58)

Operating expenses
Research and development	3,287	3,457	3,004	6,744	6,259
General and administrative	3,167	2,333	2,048	5,500	4,136
Selling and marketing	437	419	141	856	265
Total operating expenses	6,891	6,209	5,193	13,100	10,660

Loss from operations	(6,759)	(6,324)	(5,255)	(13,083)	(10,718)

Other income (expense)
Interest income	172	197	234	369	504
Accretion income	178	57	–	235	6
Interest expense	(1)	(4)	(18)	(5)	(39)
Other income, net	74	1	72	75	71
Total other income (expense), net	423	251	288	674	542

Net loss	$(6,336)	$(6,073)	$(4,967)	$(12,409)	$(10,176)

Net loss per common share, basic and diluted	$(0.17)	$(0.17)	$(0.17)	$(0.34)	$(0.34)

Weighted average number of common shares outstanding, basic and diluted	38,647	35,256	30,397	36,961	30,321

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2026	2026	2025	2026	2025
Net loss (GAAP)	$(6,336)	$(6,073)	$(4,967)	$(12,409)	$(10,176)
Depreciation and amortization	6	9	12	15	24
Stock-based compensation	1,741	1,406	1,278	3,147	2,287
Interest income	(172)	(197)	(234)	(369)	(504)
Accretion income	(178)	(57)	–	(235)	(6)
Interest expense	1	4	18	5	39
Other income, net	(74)	(1)	(72)	(75)	(71)
Net loss non-GAAP EBITDA	$(5,012)	$(4,909)	$(3,965)	$(9,921)	$(8,407)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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